EXHIBIT (b)



                         NEW PROVIDENCE INVESTMENT TRUST

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of the Wisdom Fund (the "Funds") of the New Providence Investment Trust on Form N-CSR for the period ended May 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, C. Douglas Davenport, chief executive officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: July 21, 2003     By: /s/ C. Douglas Davenport
                            ________________________
                            C. Douglas Davenport
                            President, Treasurer, Principal Executive Officer and Principal Financial Officer
                            New Providence Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request.